Natural Health Trends Announces Improved Operating Results in the Second Quarter

DALLAS, TX -- 08/12/2008 -- Natural Health Trends Corp. (NASDAQ: BHIP) today announced its financial results for the quarter ended June 30, 2008. The company demonstrated continued improvement quarter over quarter with sales in the second quarter of 2008 of $12.3 million, compared with $11.4 million in the first quarter of 2008. The second quarter operating loss of $364,000 was also an improvement over an operating loss of $698,000 in the first quarter of 2008.

Chris Sharng, the company's president, said, "We were very pleased to see our cost-cutting and revenue-generating efforts begin to pay off in the second quarter. We stabilized our cash balance, and operating earnings of the business were positive, considering non-cash items such as depreciation and stock-based compensation totaled $500,000. We believe that the nascent revenue momentum we gained through certain personnel changes, compensation plan changes and dynamic training sessions were the drivers of this improvement. We will continue our focus on measures that can improve our gross profit margin as well as maintain our revenue momentum. In the third quarter, the seasonal summer lull and the Olympic Games might present some challenges to our Hong Kong based business. However, we believe that our long-term prospects will continue to improve."

The company plans to host a conference call at 11:30 a.m. EDT, August 13, 2008. Those who wish to participate may call telephone number (866) 672-2663, or (973) 582-2772 for international callers, 15 minutes before 11:30 a.m. EDT. Callers will need to give the conference identification number, which is 59846857. If you cannot participate in the call, but wish to hear it, you may log in to the company's homepage at www.naturalhealthtrendscorp.com and click on the conference call 1 1/2 hours after the completion of the call.

About Natural Health Trends Corp.

Natural Health Trends Corp. is an international direct-selling and e-commerce company operating through its subsidiaries throughout Asia, North America, and Europe. The company markets premium quality personal care products under the NHT Global brand. Additional information can be found on the company's website, and management encourages interested parties to register for updated corporate information via email on the company's home page, www.naturalhealthtrendscorp.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 -- Forward-looking statements in this release do not constitute guarantees of future performance. Such forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from those anticipated. Such risks and uncertainties include the risks and uncertainties detailed under the caption "Risk Factors" in our Annual Report on Form 10-K filed on March 31, 2008, with the Securities and Exchange Commission. We assume no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

                        NATURAL HEALTH TRENDS CORP.

                  CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                    (In Thousands, Except Share Data)

                                                    March 31,    June 30,
                                                      2008         2008
                                                  -----------  -----------

                       ASSETS
Current assets:
   Cash and cash equivalents                      $     4,657  $     5,209
   Restricted cash                                        196          201
   Accounts receivable                                    357          314
   Inventories, net                                     2,827        2,875
   Other current assets                                 1,740        1,103
                                                  -----------  -----------
Total current assets                                    9,777        9,702
Property and equipment, net                             1,363        1,343
Goodwill                                                1,764        1,764
Intangible assets, net                                  2,400        2,200
Restricted cash                                         4,356        3,766
Deferred tax assets                                       196          187
Other assets                                            2,204        2,002
                                                  -----------  -----------
Total assets                                      $    22,060  $    20,964
                                                  ===========  ===========

       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                               $     1,879  $     1,472
   Income taxes payable                                   412          391
   Accrued distributor commissions                      1,646        1,512
   Other accrued expenses                               3,276        2,980
   Deferred revenue                                     2,570        2,598
   Current portion of convertible debentures, net
    of discount of $382 and $541 at March 31,
    2008 and June 30, 2008, respectively                  503          876
Other current liabilities                               3,147        3,362
                                                  -----------  -----------
Total current liabilities                              13,433       13,191
Convertible debentures, net of discount of $3,365
 and $2,833 at March 31, 2008 and June 30, 2008,
 respectively                                               -            -
                                                  -----------  -----------
Total liabilities                                      13,433       13,191
Commitments and contingencies
Minority interest                                          37           37
Stockholders' equity:
   Preferred stock, $0.001 par value; 5,000,000
    shares authorized; 1,761,900 shares
    designated Series A convertible preferred
    stock, 138,400 shares issued and outstanding
    at March 31, 2008 and June 30, 2008,
    aggregate liquidation value of $254                   124          124
   Common stock, $0.001 par value; 50,000,000
    shares authorized; 10,347,126 and 10,359,626
    shares issued and outstanding at March 31,
    2008 and June 30, 2008, respectively                   10           10
   Additional paid-in capital                          79,322       79,451
   Accumulated deficit                                (71,697)     (72,766)
   Accumulated other comprehensive income:
      Foreign currency translation adjustments            831          917
                                                  -----------  -----------
Total stockholders' equity                              8,590        7,736
                                                  -----------  -----------
Total liabilities and stockholders' equity        $    22,060  $    20,964
                                                  ===========  ===========

                        NATURAL HEALTH TRENDS CORP.

            CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                  (In Thousands, Except Per Share Data)

                                                     Three Months Ended
                                                  ------------------------
                                                   March 31,     June 30,
                                                      2008         2008
                                                  -----------  -----------

Net sales                                         $    11,395  $    12,323
Cost of sales                                           3,090        3,445
                                                  -----------  -----------
Gross profit                                            8,305        8,878
Operating expenses:
   Distributor commissions                              3,997        4,600
   Selling, general and administrative expenses
    (including stock-based compensation  expense
    of $164 and $129 during the three months
    ended March 31, 2008 and June  30, 2008,
    respectively)                                       4,596        4,272
   Depreciation and amortization                          386          366
   Impairment of long-lived assets                         24            4
                                                  -----------  -----------
Total operating expenses                                9,003        9,242
                                                  -----------  -----------
Loss from operations                                     (698)        (364)
Other income:
   Gain (loss) on foreign exchange                        371         (118)
   Interest income                                         35           33
   Interest expense (including amortization of
    debt issuance costs and accretion of debt
    discount of $362 and $449 during the three
    months ended March 31, 2008 and June  30,
    2008, respectively)                                  (387)        (556)
   Other                                                    8          (22)
                                                  -----------  -----------
Total other income (expense), net                          27         (663)
                                                  -----------  -----------
Loss before income taxes and minority interest           (671)      (1,027)
Income tax provision                                      (37)         (42)
                                                  -----------  -----------
Net loss                                                 (708)      (1,069)

Preferred stock dividends                                  (4)          (4)
                                                  -----------  -----------
Net loss attributable to common stockholders      $      (712) $    (1,073)
                                                  ===========  ===========

Loss per share - basic and diluted                $     (0.07) $     (0.11)
                                                  ===========  ===========

Weighted-average number of shares outstanding           9,567        9,619
                                                  ===========  ===========

                        NATURAL HEALTH TRENDS CORP.

            CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                              (In Thousands)

                                                     Three Months Ended
                                                  ------------------------
                                                   March 31,     June 30,
                                                      2008         2008
                                                  -----------  -----------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                          $      (708) $    (1,069)
Adjustments to reconcile net loss to net cash
 used in operating activities:
   Depreciation and amortization of property and
    equipment                                             186          166
   Amortization of intangibles                            200          200
   Amortization of debt issuance costs                     62           76
   Accretion of debt discount                             300          373
   Stock-based compensation                               164          129
   Impairment of long-lived assets                         24            4
Changes in assets and liabilities:
   Accounts receivable                                     50           36
   Inventories, net                                       781          (69)
   Other current assets                                  (399)         638
   Other assets                                            59           83
   Accounts payable                                      (293)        (410)
   Income taxes payable                                    18          (16)
   Accrued distributor commissions                       (374)        (121)
   Other accrued expenses                                (389)        (294)
   Deferred revenue                                      (938)          46
   Other current liabilities                             (127)          84
                                                  -----------  -----------
Net cash used in operating activities                  (1,384)        (144)
                                                  -----------  -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment                     (6)        (140)
   Decrease in restricted cash                             93          614
                                                  -----------  -----------
Net cash provided by investing activities                  87          474
                                                  -----------  -----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from debt                                       -          145
                                                  -----------  -----------
Net cash provided by financing activities                   -          145
                                                  -----------  -----------

Effect of exchange rates on cash and cash
 equivalents                                             (328)          77
                                                  -----------  -----------
Net (decrease) increase in cash and cash
 equivalents                                           (1,625)         552
CASH AND CASH EQUIVALENTS, beginning of period          6,282        4,657
                                                  -----------  -----------
CASH AND CASH EQUIVALENTS, end of period          $     4,657  $     5,209
                                                  ===========  ===========

Contact:

Jean Bono
Natural Health Trends Corp.
investor.relations@nhtglobal.com